UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2024

COMSTOCK INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-35200	65-0955118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
117 American Flat Road, Virginia City, Nevada 89440
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: (775) 847-5272

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000666 per share	LODE	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 19, 2024, Comstock Inc. (the “Company”) entered into a securities purchase agreement (the “RenFuel Securities Purchase Agreement”) with Ren Fuel K2B AB (“RenFuel”), whereby RenFuel issued to the Company twelve tranches of 7% Senior Secured Convertible Notes (collectively, the “RenFuel Notes”) in the principal amount of $250,000 each, up to an aggregate principal amount of $3,000,000.

The RenFuel Notes bear a per annum interest rate of 7% and a maturity date of April 30, 2034. All outstanding principal and accrued interest may not be prepaid in whole or in part at any time prior to the maturity date without the prior written consent of the Company. The RenFuel Notes are secured by (i) a first priority lien on all material assets of RenFuel and RenFuel K2B Ipco AB, a wholly owned subsidiary of RenFuel (“SPV”), (ii) a first priority security interest on 100% of the issued and outstanding equity of SPV, and (iii) a first priority security interest on 100% of SPV’s now and hereafter existing assets.

The RenFuel Notes are convertible, in whole or in part, into shares of common stock of RenFuel, in an amount based on a post-money valuation of RenFuel, which amount shall be deemed to be equal to the lower of (i) $30,000,000, or (ii) the post-money valuation used as the basis for determining the per share purchase price in RenFuel’s then most recent offering. In any event, the conversion price may not be lower than SEK 300 for each share of common stock.

The foregoing description of the RenFuel Securities Purchase Agreement is qualified in its entirety by reference to the full text of the RenFuel Securities Purchase Agreement, a copy of which is filed as Exhibit 10.1, to this Current Report on Form 8-K and incorporated herein by reference. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	RenFuel Securities Purchase Agreement (portions of the exhibit have been omitted)
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMSTOCK INC.

Date: April 24, 2024	By:	/s/ Corrado De Gasperis
Corrado De Gasperis Executive Chairman and Chief Executive Officer